FOURTH QUARTER AND FULL YEAR 2021 February 14, 2022 Exhibit 99.2

NON-GAAP MEASURES | 2 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2021 and 2020 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets, the 2020 customer dispute, the 2021 and 2020 restructuring charges and the 2021 gain on insurance settlement are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

SAFE HARBOR STATEMENT | 3 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changing market and economic conditions, the impact of the novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

FOURTH QUARTER 2021 TAKEAWAYS | 4 Economic recovery continues, but moderates on impact of COVID variants and talent supply challenges • Q4 revenue up 0.7% on a reported basis, up 1.1% in constant currency(1) ‒ Includes unfavorable 490 bps(1),(2) impact from additional week in 2020 ‒ Includes favorable 290 bps(2) impact from the acquisition of Softworld, Inc. (“Softworld”) on April 5, 2021 ‒ Includes unfavorable 210 bps(1),(2) impact from changes in Mexican staffing market legislation • Q4 revenue recovery ratio(3) is 91% consistent with Q3 Near-term steps to capitalize on improving demand • Continuing robust workplace safety protocols and addressing masking and vaccine standards with our talent and clients • Addressing talent supply to meet customer demand and accelerate revenue growth • Executing cost management and productivity actions expected to result in structural cost savings beginning in Q1 2022 • Emerging from the pandemic with actionable strategies in every Business Unit to deliver improving top- and bottom-line results aligned to our specialty growth strategy Continued focus on our future • Mapping a digital strategy to deliver technology-enabled solutions focused on innovation and efficiency • Monetizing investments in Persol Holdings common shares and PersolKelly JV in Q1 2022 to unlock approximately $255 million(4) of additional capital to accelerate and expand organic and inorganic investments and deliver greater shareholder value (1)Constant Currency ("CC") represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)2020 was a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. The additional week is excluded from the Q4 2020 results when making comparisons. (3)Recovery ratio is defined as 2021 organic revenue on a 2019 constant currency basis divided by 2019 revenue. (4)Expected cash proceeds net of estimated transaction costs and taxes payable.

FOURTH QUARTER 2021 FINANCIAL SUMMARY | 5 (1)See reconciliation of Non-GAAP Measures included in Form 8-K dated February 14, 2022. (2)Constant Currency ("CC") represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Actual Results $1.3B 0.7% 0.7% 1.1% CC(2) 1.1% CC(2) 19.7% 160 bps 160 bps $15.3M 60.7% 39.7% 59.6% CC(2) 39.3% CC(2) Adjusted EBITDA $27.7M 36.0% Adjusted EBITDA Margin 2.2% 60 bps Change Increase/(Decrease) As Adjusted(1) Earnings from Operations Revenue Gross Profit % As Reported

FULL YEAR 2021 FINANCIAL SUMMARY | 6 (1)See reconciliation of Non-GAAP Measures included in Form 8-K dated February 14, 2022. (2)Constant Currency ("CC") represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Actual Results $4.9B 8.7% 8.7% 7.8% CC(2) 7.8% CC(2) 18.7% 40 bps 40 bps $48.6M NM 18.7% NM CC(2) 15.5% CC(2) Adjusted EBITDA $84.1M 21.8% Adjusted EBITDA Margin 1.7% 20 bps Change Increase/(Decrease) As Adjusted(1) Earnings from Operations Revenue Gross Profit % As Reported

| 7 REVENUE TRENDS percent in constant currency(1) (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)Includes the 2021 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (3)2020 was a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. The additional week is excluded from the Q4 2020 results when calculating the changes in the Adjusted Q4 2021 column. (4)Recovery rate is defined as 2021 organic revenue on a 2019 constant currency basis divided by 2019 revenue. Q4 2021(2) Adjusted Q4 2021(2),(3) Q4 2021 (Recovery Rate(4)) Q3 2021 (Recovery Rate(4)) Total 1.1% 6.0% 91% 91% Professional & Industrial (12.1%) (7.3%) 82% 84% Science, Engineering & Technology 15.5% 21.9% 97% 95% Education 44.3% 44.7% 97% 117% Outsourcing & Consulting 9.4% 15.9% 117% 119% International (5.4%) (1.1%) 88% 85%

18.1% 19.7% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% Q4 2020 GP Rate Softworld Permanent Placement Fees International Science, Engineering & Technology All Other Q4 2021 GP Rate FOURTH QUARTER 2021 GROSS PROFIT RATE GROWTH | 8 40 bps 50 bps 80 bps 20 bps • Overall GP rate improved as a result of higher permanent placement fees and the acquisition of Softworld, which generates higher gross profit rates and favorable business mix • Softworld added 50 bps to the total company GP rate as it delivers higher margins from specialty services • Permanent placement fees increased as customers accelerated permanent hiring activity and due to the Q4 2020 acquisition of Greenwood/Asher & Associates • International GP rate improved on favorable business mix as Mexico staffing revenue, which generated lower margins, declined • Science, Engineering & Technology, excluding Softworld, was impacted by higher employee-related costs (1)Excludes the 2021 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (30) bps (1)

FOURTH QUARTER 2021 SG&A $ in millions | 9 • The 2020 Additional Week resulted from our 53-week fiscal year in 2020. Q4 2020 included 14 weeks • Expenses in the Operating Segments, excluding Softworld, increased primarily as a result of the higher performance-based incentive compensation expenses • Softworld expenses include amortization expense related to acquired intangible assets (1)Excludes 2021 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology from the date of acquisition. $215 $231 $150 $160 $170 $180 $190 $200 $210 $220 $230 $240 $250 Q4 2020 SG&A Operating Segments 2020 Additional Week Softworld Corporate FX Q4 2021 SG&A $1$10 ($1) $13 (1) ($7)

FOURTH QUARTER 2021 REVENUE & GROSS PROFIT MIX | 10 GROSS PROFIT MIX BY SEGMENTREVENUE MIX BY SEGMENT Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 36% 24% 10% 9% 21% 33% 27% 9% 15% 16%

FOURTH QUARTER 2021 EPS SUMMARY $ in millions except per share data | 11 (1)Gain on investment in Persol Holdings of $50.0 million, $34.7 million net of tax or $0.87 per share in Q4 2021 and gain on investment in Persol Holdings of $14.8 million, $10.3 million net of tax or $0.26 per share in Q4 2020. (2)Restructuring charges of $4.1 million, $3.1 million net of tax or $0.08 per share in Q4 2021 and $4.4 million, $3.4 million net of tax or $0.08 per share in Q4 2020. (3)Gain on insurance settlement of $19.0 million, $14.2 million net of tax or $0.36 per share in Q4 2021. Amount Per Share Amount Per Share Net earnings (loss) $71.7 $1.80 $23.4 $0.59 (Gain) loss on investment in Persol Holdings, net of taxes(1) (34.7) (0.87) (10.3) (0.26) Restructuring charges, net of taxes(2) 3.1 0.08 3.4 0.08 Gain on insurance settlement, net of taxes(3) (14.2) (0.36) - - Adjusted net earnings $25.9 $0.65 $16.5 $0.41 Fourth Quarter 2021 2020

FULL YEAR 2021 EPS SUMMARY $ in millions except per share data | 12 (1)Goodwill impairment charge of $147.7 million, $124.7 million net of tax or $3.17 per share in Q1 2020. (2)Gain on investment in Persol Holdings of $121.8 million, $84.5 million net of tax or $2.12 per share in 2021 and loss on investment in Persol Holdings of $16.6 million, $11.5 million net of tax or $0.29 per share in 2020. (3)Gain on sale of assets of $32.1 million, $23.9 million net of tax or $0.61 per share represents the excess of the proceeds over the cost of the headquarters properties sold in Q1 2020. (4)Customer dispute charge related to Mexico of $9.5 million, $6.7 million net of tax or $0.17 per share in Q3 2020. (5)Restructuring charges of $4.0 million, $3.0 million net of tax or $0.07 per share in 2021 and $12.8 million, $9.6 million net of tax or $0.24 per share in 2020. (6)Gain on insurance settlement of $19.0 million, $14.2 million net of tax or $0.36 per share in Q4 2021. Amount Per Share Amount Per Share Net earnings (loss) $156.1 $3.91 ($72.0) ($1.83) Goodwill impairment charge, net of taxes(1) - - 124.7 3.17 (Gain) loss on investment in Persol Holdings, net of taxes(2) (84.5) (2.12) 11.5 0.29 Gain on sale of assets, net of taxes(3) - - (23.9) (0.61) Customer dispute charge, net of taxes(4) - - 6.7 0.17 Restructuring charges, net of taxes(5) 3.0 0.07 9.6 0.24 Gain on insurance settlement, net of taxes(6) (14.2) (0.36) - - Adjusted net earnings $60.4 $1.51 $56.6 $1.44 Full Year 2021 2020

FOURTH QUARTER 2021 BALANCE SHEET DATA $ in millions | 13 • Accounts Receivable reflects DSO of 60 days, down 4 days from a year ago. Q4 2020 DSO reflected the impact of customer-driven administrative issues, which were resolved in Q1 2021 • Cash of $113 million, net of $0 million short-term borrowings decreased from Q4 2020 as a result of cash paid upon the acquisition of Softworld during the second quarter of 2021, partially offset by free cash flows ‒ U.S. credit facilities include a $200 million revolving credit facility and a $150 million securitization facility ACCOUNTS RECEIVABLE CASH, NET OF SHORT-TERM BORROWINGS $223 $113 $0 $50 $100 $150 $200 $250 Q4 2020 Q4 2021 $1,265 $1,423 $500 $700 $900 $1,100 $1,300 $1,500 Q4 2020 Q4 2021

OUTLOOK – FULL YEAR 2022 | 14 Revenue • Up 4.5% to 5.5% YOY ‒ In nominal currency GP Rate • 19.4% - up 70 bps ‒ Expect continued structural improvement from higher fee-based business, a continued shift to higher margin specialties and a more gradual pace of growth of lower margin specialties SG&A • Up 4.5% to 5.5% ‒ Includes costs savings from 2021 restructuring actions ‒ Reflects targeted organic investments in growth and delivery against our digital roadmap and technology strategy EBITDA Margin • Up 50 to 70 bps ‒ Reflects expected structural GP rate and SG&A productivity improvements Tax Rate • Effective rate in the high-teens ‒ Includes impact of Work Opportunity Credit which has been extended through 2025

RECENT ACQUISITIONS | 15 • Softworld is a leading technology staffing and workforce solutions firm that serves clients across several end-markets, including financial services, life sciences, aerospace, defense, insurance, retail, and IT consulting ‒ Softworld has been included on Staffing Industry Analysts’ list of the fastest growing staffing firms in the United States for each of the past five years • In 2021, the market for temporary information technology staffing in the U.S. is projected to reach $34.0 billion, making it the largest professional staffing segment(1) (1)Staffing Industry Analysts U.S. Staffing Industry Forecast | September 7, 2021

OUR OPERATING MODEL ALIGNS TO THESE SPECIALTIES.

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	Kelly Professional & Industrial	Kelly Science, Engineering, Technology & Telecom	Kelly Education	Kelly OCG	Kelly International
Revenue	$1.8B	$1.2B[1]	$0.4B	$0.4B	$1.1B
GP Rate	16.9%	21.9%[1]	15.6%	32.7%	13.9%
Geographic Span	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	- Industrial - Contact Center - Office - Professional	- Engineering - Science & Clinical - IT - Telecom	- Early Childhood - K-12 - Special Ed/Needs - Tutoring - Higher Education - Executive Search	- MSP[2] - RPO[2] - PPO[2] - Consulting	- EMEA Regional Life Sciences - Local Niches

Kelly size and margin profiles are based on 2021 full year results.
[1]Kelly SET revenue and GP rate was $1.2B and 22.3%, respectively, including the results of Softworld on a pro forma basis.
[2]Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Professional Payroll Outsourcing ("PPO").

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OUR M&A ACTIVITIES ARE SHIFTING OUR PORTFOLIO.


2017
Kelly acquires Teachers On Call
2018
Kelly sells Kelly Healthcare Resources to InGenesis
Kelly sells Kelly Legal Managed Services to Trustpoint.One
2019
Kelly acquires Global Technology Associates
Kelly acquires NextGen Global Resources
Kelly announces sale/leaseback of HQ real estate
2020
Kelly acquires Insight
Kelly acquires Greenwood/ Asher & Associates
Kelly sells Brazil staffing operations
2021
Kelly acquires Softworld

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MONETIZING APAC INVESTMENTS | 18 On February 11, 2022, Kelly’s Board of Directors approved a series of transactions to unlock approximately $255 million(1) of additional capital to accelerate and expand organic and inorganic investments and deliver greater shareholder value • Unwind our cross-shareholding arrangement with Persol Holdings ‒ Selling our investment in Persol Holdings common shares in an open market transaction expected to generate $169 million(1),(2) of net proceeds ‒ Repurchasing the 1.6 million Class A and 1,475 Class B common shares held by Persol Holdings, at a price based on the average closing price of the last five trading days prior to the transaction, for $27 million • Reduce our stake in the PersolKelly joint venture ‒ Selling 95% of our interest in the PersolKelly joint venture to our joint venture partner, which is expected to generate $114 million, net of taxes payable ‒ We will retain a 2.5% ownership interest in PersolKelly • We expect to complete these transactions before the end of February 2022 • KellyOCG will continue to operate in APAC, delivering MSP, RPO and other leading talent solutions to customers in the region (1)Expected cash proceeds net of estimated transaction costs and taxes payable. (2)Based on the closing price of Persol Holdings common shares and foreign currency exchange rates as of February 10, 2022.